Exhibit 99.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

             In connection with the accompanying Annual Report on Form 10-K of Indiantown Cogeneration Funding Corporation for the year ended December 31, 2002, I, P. Chrisman Iribe, President of Indiantown Cogeneration Funding Corporation, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

  such Annual Report on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  the information contained in such Annual Report on Form 10-K for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Indiantown Cogeneration Funding Corporation.

March 31, 2003                    s/ P. CHRISMAN IRIBE
                                  --------------------
                                  P. Chrisman Iribe
                                  President
                                  Indiantown Cogeneration Funding Corporation